EXHIBIT 32

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Julius Daniel Matheson, III, Craig Bradley Nelson, Donald Phillip Maughan, II, Eric Hudson Mabowitz and William Christopher Mitchell, each a member of the Company’s Executive Management Committee, which is currently performing the functions of the Principal Executive Officer of United Security Bancshares, Inc., and Robert Steen, Vice President, Treasurer and Assistant Secretary, Chief Financial Officer and Principal Accounting Officer of United Security Bancshares, Inc. and a member of the Company’s Executive Management Committee, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of United Security Bancshares, Inc. for the fiscal quarter ended June 30, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of United Security Bancshares, Inc.

By:	/s/ Julius Daniel Matheson, III	By:	/s/ Donald Phillip Maughan, II
	Julius Daniel Matheson, III		Donald Phillip Maughan, II
	(in his capacity as a member of the Executive Management Committee, which is currently performing the functions of the Principal Executive Officer)		(in his capacity as a member of the Executive Management Committee, which is currently performing the functions of the Principal Executive Officer)

	August 12, 2011		August 12, 2011

By:	/s/ Robert Donald Steen	By:	/s/ Eric Hudson Mabowitz
	Robert Donald Steen		Eric Hudson Mabowitz
	Vice President, Treasurer and Assistant Secretary, Chief Financial Officer and Principal Accounting Officer (and in his capacity as a member of the Executive Management Committee, which is currently performing the functions of the Principal Executive Officer)		(in his capacity as a member of the Executive Management Committee, which is currently performing the functions of the Principal Executive Officer)

	August 12, 2011		August 12, 2011

By:	/s/ Craig Bradley Nelson	By:	/s/ William Christopher Mitchell
	Craig Bradley Nelson		William Christopher Mitchell
	(in his capacity as a member of the Executive Management Committee, which is currently performing the functions of the Principal Executive Officer)		(in his capacity as a member of the Executive Management Committee, which is currently performing the functions of the Principal Executive Officer)

	August 12, 2011		August 12, 2011